UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED INVESTMENT COMPANIES

Investment Company Act file number: 811-8255

THE WORLD FUNDS, INC.
(Exact name of registrant as specified in charter)

8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
(Address of principal executive offices) (Zip code)

Jones & Keller, P.C.
1999 Broadway, Suite 3150
Denver, CO 80202
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 527-9525

Date of fiscal year end: December 31st

Date of reporting period: June 30th

ITEM 1. Reports to Shareholders.

Investment Adviser:
Commonwealth Capital Management, LLC 8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235

Distributor:
First Dominion Capital Corp. 8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Tait, Weller and Baker LLP 1818 Markt Street, Suite 2400 Philadelphia, Pennsylvania 19103

Transfer Agent:
For account information, wire purchase or redemptions, call or write to Eastern European Equity Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

Semi-Annual Report to Shareholders

EASTERN EUROPEAN EQUITY FUND

A series of The World Funds, Inc.
A "Series" Investment Company

For the Six Months Ended June 30, 2011
(unaudited)

Dear Shareholder:

Markets Review:
Performances in USD, for Q2, 2011, from March 31, to June 30, 2011
(And for H1, 2011 from December 31, 2010 to June 30, 2011)

The market has not been a happy place for the past three months due to a combination of growth/inflation scares in developed and emerging markets and Greek/Sovereign risk issues.

MSCI Russia: Q2 -7.1% (H1 +8.1%)
In the second quarter of 2011, the Russian equity market came under pressure due to volatile commodity prices and unrest around Greek debt. The Standard & Poor’s GSCI Commodity Index of 24 raw materials plunged as much as 7.8 percent quarter-on-quarter, after painful sell-offs in early May and mid-June. West Texas Intermediate oil prices tumbled by 12 percent quarter-on-quarter causing the Russian Equity Index to move lower. However, the Russian market and oil markets recovered somewhat by the end of June, as Greece moved closer to avoiding default. All sector indices ended the quarter in the red with the financial sector suffering the most.

Cooling international sentiment, the recent downturn in economic activity, and local uncertainty created by presidential elections took center stage during the quarter. Macro statistics showed a deceleration of recovery. Real GDP growth during the first quarter of 2011 came in at 4.1 percent as compared to 4.5 percent for the fourth quarter of 2010.

While Russia’s economic recovery remained modest, to some extent, a self-reinforcing cycle exists. Low domestic investment leads to modest growth, which in turn creates the perception of limited asset return prospects. Together with political uncertainty, this may explain large capital outflows which, in part, have offset the current account surplus created by oil prices. That said, even though Russia is performing below its potential, absolute growth numbers were not bad. Budget trends have turned more positive, and inflation seems to be topping out.

MSCI Turkey: Q2 -6.0% (H1 -11.2%)
The Turkish market had another weak quarter. Financial stocks declined the most, as the Central Bank continued to hike reserve requirement ratios. This is expected to slow loan and earnings growth for banks. Industrials also had a weak quarter, albeit relatively stronger than the financials sector. The automotive sector delivered a very weak performance as expectations that the government would take measures, including increasing taxes and raising loan interest rates, to curb demand in an effort to overcome the current account deficit issue.

MSCI Poland: Q2 +2.8% (H1 +9.9%)
The Polish stock index decoupled from the uncertain international climate and ventured into positive performance territory during the second quarter. Poland has solid fundamentals. The aggregate earnings growth forecast is 19.5 percent for 2011 and the aggregate price-to-earnings is 11.0 percent for the period, as well as beneficial economic conditions – expected GDP growth is 4.1 percent for 2011. In addition, the earnings announced by most companies also were better than anticipated.

Negative factors persist, including inflationary pressure, which is the reason we assume there will be another rate hike. But, given the sound economic developments, we do not believe this will have an adverse impact on the performance of the index. The market was somewhat burdened by strong equity sales by pension funds, during the first half of the year. In April and May, local pension funds sold equities worth PLN0.9 billion in total. This was partly due to large supplies of shares from new initial public offerings. Inflows into the equity-related domestic mutual funds were close to zero. Additionally, Europe, Middle East, and Asia (EMEA) funds reported outflows in the amount of US$1 billion during the second quarter.

MSCI Czech Republic: Q2 +1.4% (H1 +18.0%)
The Czech stock market was basically flat during the period, although the country still is experiencing healthy recovery. First quarter GDP was revised up to 2.8 percent year-on-year growth from preliminary data that estimated 2.5 percent growth. On the negative side, the consumer price index increased by 2 percent in May. The Czech Koruna had a good performance and rose against the Euro during the quarter. Industrial output growth slowed to 4.7 percent year-on-year in April, which was below expectations of 8.0 percent. The Czech government continued its reform package, introducing a new private savings option for the pension system, which would eventually partially replace the state pension’s current pay-as-you-go system. This move is the opposite of the political steps taken in Hungary and Poland.

MSCI Hungary: Q2 +0.1% (H1 +20.3%)
The performance of the Hungarian BUX index was similar to that of established stock market indices in the west . The results published by constituent companies were a mixed bag, but the macroeconomic situation appeared to be improving slowly. Hungary’s dependency on the European Union remains rather marked, since GDP growth is attributable almost exclusively to exports. In 2011, Hungary’s GDP growth is estimated to be 2.5 percent. In 2010, it was 1.2 percent. Nonetheless, we need to wait for the implementation of structural reforms, which only have been announced so far. Aggregate earnings growth, estimated at 13.1 percent for 2011, produced a relatively benign price-to-earnings of 9.9. This could be supportive for the equities market, even though the lack of local impulses means that the main influencing factor – international sentiment – is likely to remain a problem in view of the Greek issues.

Performance (in USD) and Activity of the Fund
During the second quarter of 2011, the fund’s total return was -6.0 percent. For the same period, the MSCI EM Emerging Europe Index returned -4.9 percent, and the Nomura Central Eastern Europe Index returned -2.6 percent.   During the first half of the year, the fund returned 2.4 percent, while the MSCI EM Emerging Europe Index returned 6.2 percent, and the Nomura Central Eastern Europe Index was up 8.5 percent.(Source: Bloomberg). Our overweight position in Materials, which was the worst performing sector in the fund, largely explained the fund's underperformance relative to its benchmarks.

During the past three months, we increased our cash balance. Cash now accounts for 13 percent of the total portfolio. Short term, we may well see some further weakness in European markets, and we like the idea of having a cash cushion should the unexpected happens.

Outlook

In Russia, ahead of December’s Parliamentary elections, and especially next March’s Presidential elections, there has been a lot of second-guessing as people ask, “Medvedev, Putin, or a third person?” Quasi-independent polls reveal falling, but still high (about 70 percent) support for the duo. Their different methods for gaining votes are becoming more evident as we approach the elections. President Medvedev appears more eager for market-oriented reforms and opening up the country, while Prime Minister Putin seems to prefer a more conservative approach.

Russian equities appear to be very vulnerable to global economic trends. Pressure is coming from the Eurozone sovereign debt crisis, slower growth indicators in the U.S., rising interest rates in China, and unrest in commodity markets, especially the oil market. Should concerns about a Greek default ease, and global economic recovery stay intact, then oil could well return to its bullish trend. In that case, Russian equities would be well positioned to extend recent gains. At the moment, Russia's discount is 43 percent to GEMs equities, which trade at 10.3 times. The average discount over last ten years has been 30 percent.

In Turkey, following general elections that ended with AKP winning with 327 of the 550 seats in parliament, there has been some unrest regarding eight banned members of parliament. In the near term, political noise is expected to continue, and the government is expected to resolve the issue before parliament’s mid-July recess. Reserve requirement ratios and potential interest rate hikes will be closely watched during the quarter and the effect on banks’ second quarter earnings could be important. The government is looking at ways to lower consumer loan growth by curbing demand – especially for imported goods as the current account deficit hit record levels. In addition, food and commodity prices should be effective in the markets over the next three months. Ramadan is in August in Turkey, so some food retailers may have a strong performance during the quarter.

The Turkish market’s valuation appears to be in line with that of its peers at 10.0 times 12-month forward PER compared to a composite EMEA average of 9.2 times (source: Bloomberg).

Although Germany remains a strong point in the European picture, confidence in Central European countries, including Poland, Hungary, and the Czech Republic, generally is waning under the weight of ongoing debt-related stresses in the periphery, and some pressures from rising inflation. The medium-term outlook is, thus, rather clouded.

Important Disclosure Statements

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing.  The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund's prospectus by calling 1-800-527-9525.   Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund's Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of June 30, 2011 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager as of the date of this report and may change at any time.  Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information.  Nothing presented in this document may be construed as an offer to purchase or sell any security.

Nomura Composite-11 Index: an unmanaged index of equity securities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania,Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the U. S. Securities and Exchange Commission (the "SEC") requires to be reflected in the Fund's performance.

EASTERN EUROPEAN EQUITY FUND SCHEDULE OF INVESTMENTS June 30, 2011 (unaudited)
Number of Shares	Security Description	% of Net Assets	Fair Value
	COMMON STOCK	86.08%

	CZECH REPUBLIC	4.12%
11,000	CEZ		565,834
100,000	New World Resources VB-W/I		1,469,273
			$ 2,035,107
	GEORGIA	1.55%
47,000	Bank of Georgia Regs GDR		765,630
	GERMANY	0.03%
9,000	Magnat Real Estate Opps*		14,901
	GREAT BRITAIN	1.40%
200,600	High River Gold Mines Ltd.*		243,366
124,700	Highland Gold Mining Ltd.*		357,613
590,000	Lewis Charles Romania Property Fund Ltd.*		61,613
106,500	Trans Balkan Investments*		6,844
22,000	Ukraine Opportunity Trust PL*		22,001
			691,437
	HUNGARY	0.41%
267,793	Ablon Group*		204,362
	POLAND	7.62%
9,400	Bank Pekao SA		555,621
19,679	Grupa Lotos SA*		323,788
57,600	Polski Koncern Naftowy*		1,086,258
7,000	Powszechny Zaklad Ubezpie*		956,598
350,000	Tauron Polska Energia SA*		839,255
			3,761,520

	RUSSIA	59.79%
240,000	Gazprom OAO Spon ADR		3,499,200
140,000	Integra Group Holdings GDR		450,800
85,500	JSC MMC Norilsk Spon ADR		2,240,100
37,850	Lukoil Holdings Spon ADR		2,407,260
40,000	Magnit OJSC Spon GDR		1,255,600
22,000	Mail.RU Group LTD GDR Reg S*		730,840
20,000	Mechel Steel Group OAO		477,800
28,000	Mobile Telesystems Spon ADR		532,560
3,000,000	Mosenergo		272,250
7,000	Novatek OAO Spons GDR Regs		966,700
28,300	Novolipetsk Steel GDR Reg S		1,100,870
9,000,000	OGK-4*		796,500
22,500,000	OGK-6*		877,500
1	OAO Open Investments GDR*		4
420,000	Rosneft Oil Co. OAO GDR Reg S		3,536,400
95,000	Rostelekom		546,250
180,000	Rushydro Sponsored ADR Reg S*		864,900
995,000	Sberbank RF		3,547,175
120,000	Severstal GDR Reg S		2,214,000
45,000	Swedbank AB		758,467
10,000	TMK GDR Regs		186,500
250,000	VTB Bank OJSC-GDR		1,541,250
18,000	X 5 Retail Group NV Regs GDR*		703,800
			29,506,726
	TURKEY	11.16%
79,800	Akbank T AS		369,194
70,000	Akfen Holding AS*		518,167
60,000	Aksigorta AS		59,959
49,000	Coca-Cola Icecek AS		723,922
140,000	Haci Omer Sabanci Holding		588,983
240,000	Turk Hava Yollari AO*		629,202
220,000	Turk Telekomunikasyon AS		1,164,394
320,000	Turkiye Garanti Bankasi		1,452,841
			5,506,662

	TOTAL INVESTMENTS:
	(Cost: $38,242,039)	86.08%	$ 42,486,345
	Other assets, net	13.92%	6,873,121
	NET ASSETS	100.00%	$ 49,359,466

* Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the first year preceeding the date of the Fund's related balance sheet.)
ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.
GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (unaudited)
ASSETS
Investments at fair value (identified cost of $38,242,039) (Note 1)	$ 42,486,345
Cash	6,699,311
Foreign currency at fair value (cost of $27,972)	27,495
Receivable for capital stock sold	46,769
Dividends receivable	228,578
Tax reclaim receivable at fair value (cost of $5,151)	5,355
Prepaid expenses	41,642
TOTAL ASSETS	49,535,495

LIABILITIES
Payable for capital stock redeemed	76,688
Accrued investment management fees	50,490
Accrued 12b-1 fees	16,575
Accrued administration and transfer agent fees	2,273
Accrued custodian fees	24,261
Other accrued expenses	5,742
TOTAL LIABILITIES	176,029

NET ASSETS	$ 49,359,466
Net Assets Consist of :
Paid-in-capital applicable to 1,785,660 $0.01 par value shares of beneficial
interest outstanding	$ 47,949,636
Accumulated net investment income (loss)	(239,963)
Accumulated net realized gain (loss) on investments and foreign currency
transactions	(2,594,838)
Net unrealized appreciation (depreciation) of investments and foreign currency	4,244,631
Net Assets	$ 49,359,466

NET ASSET VALUE PER SHARE
Class A
($47,546,942 / 1,716,364 shares outstanding; 20,000,000 authorized)	$ 27.70

MAXIMUM OFFERING PRICE PER SHARE ($27.70 X 100/94.25)	$ 29.39
Class C
($1,812,524 / 69,296 shares outstanding; 15,000,000 authorized)	$ 26.16

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
Six Months ended June 30, 2011 (unaudited)
INVESTMENT INCOME
Dividend (Net of foreign tax withheld of $71,090)	$ 406,008
Interest	434
Total investment income.	406,442

EXPENSES
Investment management fees (Note 2)	309,088
Rule 12b-1and servicing fees (Note 2)
Class A	59,572
Class C	8,984
Recordkeeping and administrative services (Note 2)	55,036
Accounting fees	19,034
Custody fees	56,907
Transfer agent fees (Note 2)	61,518
Professional fees	14,066
Filing and registration fees (Note 2)	10,917
Directors fees	4,739
Compliance fees	7,712
Shareholder services and reports (Note 2)	17,338
Other	24,149
Total expenses	649,060
Net investment income (loss)	(242,618)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES AND RELATED TRANSACTIONS
Net realized gain (loss) on investments	3,289,531
Net realized gain (loss) on foreign currency transactions	19,260
Net increase (decrease) in unrealized appreciation (depreciation) of
investments and foreign currencies	(2,098,269)
Net realized gain (loss) on investments and foreign
currencies and related transactions	1,210,522
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 967,904

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2009
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$ (242,618)	$ (775,611)
Net realized gain (loss) on investments and foreign currency transactions
transactions	3,308,791	6,965,351
Net increase (decrease) in unrealized appreciation
(depreciation) of investments and foreign currencies	(2,098,269)	(185,585)
Increase (decrease) in net assets from operations	967,904	6,004,155

CAPITAL STOCK TRANSACTIONS (See Note 5)
Shares sold
Class A	7,081,219	9,661,675
Class C	289,319	1,047,775
Shares redeemed
Class A	(5,127,652)	(17,440,210)
Class C	(165,229)	(996,860)
Increase (decrease) in net assets from capital stock
transactions	2,077,657	(7,727,620)

NET ASSETS
Increase (decrease) during year	3,045,561	(1,723,465)
Beginning of period	46,313,905	48,037,370
End of period (including accumulated net investment income
(loss) of $(239,963) and $ (16,605), respectively)	$ 49,359,466	$ 46,313,905

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class A Shares
			Years ended December 31,
	Six Months ended June 30, 2011 (unaudited) (1)		December 31, 2010(1)	2009(1)		2008(1)	2007	2006

Net asset value, beginning of period	$27.05		$23.16	$12.49		$25.50	$29.61	$22.82
Investment activities
Net investment income (loss)	(0.12)		(0.40)	(0.30)		(0.17)	(0.12)	(0.15)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	0.77		4.29	11.02		(11.51)	1.54	6.98
Total from investment activities	0.65		3.89	10.72		(11.68)	1.42	6.83
Distributions
Net investment income	-		-	(0.05)		(1.33)	(0.65)	(0.04)
Net realized gain	-		-	-		-	(4.88)	-
Total distributions	-		-	(0.05)		(1.33)	(5.53)	(0.04)

Net asset value, end of period	$27.70		$27.05	$23.16		$12.49	$25.50	$29.61

Total Return	2.40%		16.80%	85.82%		(45.87%)	1.14%	29.92%
Ratios/Supplemental Data
Ratio to average net assets
Expenses	2.64%	*	2.84%	2.97%		2.56%	2.25%	2.49%	(C)
Expenses, net	2.64%	*	2.84%	2.84%	(A)(B)	2.56%	2.25%	2.37%	(B)
Net investment income (loss)	(0.95%)	*	(1.64%)	(1.74%)		(0.77%)	(0.39%)	(0.58%)
Portfolio turnover rate	32.47%		73.42%	65.53%		147.72%	209.58%	115.04%
Net assets, end of period (000's)	$47,547		$44,656	$46,605		$23,851	$68,956	$80,711
(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.13% for the year ended December 31, 2009.
(B) Expense ratio - net reflects the effect of the management fee waivers for the year ended December 31, 2009 and the custodian fee credits the fund received in 2006.
(C) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(1) Per share amounts calculated using the average share method.
* Annualized

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class C Shares
			Years ended December 31,
	Six Months ended June 30, 2011 (unaudited) (1)		2010 (1)	2009(1)		2008(1)	2007	2006

Net asset value, beginning of period	$ 25.63		$ 22.19	$12.05		$24.56	$28.60	$22.21
Investment activities
Net investment income (loss)	(0.21)		(0.55)	(0.41)		(0.29)	(0.25)	(0.22)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	0.74		3.99	10.55		(11.08)	1.36	6.61
Total from investment activities	0.53		3.44	10.14		(11.37)	1.11	6.39
Distributions
Net investment income	-		-	-		(1.14)	(0.27)	-
Net realized gain	-		-	-		-	(4.88)	-
Total distributions	-		-	-		(1.14)	(5.15)	-

Net asset value, end of period	$ 26.16		$ 25.63	$22.19		$12.05	$24.56	$28.60

Total Return	2.07%		15.50%	84.15%		(46.37%)	3.98%	28.77%
Ratios/Supplemental Data
Ratio to average net assets
Expenses	3.39%	*	3.59%	3.72%		3.31%	3.00%	3.24%	(C)
Expenses, net	3.39%	*	3.59%	3.59%	(A)(B)	3.31%	3.00%	3.12%	(B)
Net investment income (loss)	(1.70%)	*	(2.39%)	(2.21%)		(1.36%)	(1.14%)	(1.33%)
Portfolio turnover rate	32.47%		73.42%	65.53%		147.72%	209.58%	115.04%
Net assets, end of period (000's)	$ 1,813		$ 1,658	$1,432		$688	$1,795	$863
(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.13% for the year ended December 31, 2009.
(B) Expense ratio - net reflects the effect of the management fee waivers for the year ended December 31, 2009 and the custodian fee credits the fund received in 2006.
(C) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Eastern European Equity Fund (the “Fund”), previously the Vontobel Eastern European Equity Fund, is a series of The World Funds, Inc. (“TWF”), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. TWF has allocated to the Fund 50,000,000 (Class A: 20,000,000; Class C: 15,000,000; Class I: 15,000,000) of its 1,500,000,000 shares of $.01 par value common stock. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of TWF. The Fund maintains its financial statements, information and performance history.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Directors.  Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost.  Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts (“ADR” and “GDR”) will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value.  ADRs and GDRs for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate.  Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as:  (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  The Fund may use fair value pricing more often due to the Fund’s global focus.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund’s policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to the Fund’s procedures may not be the values that the fund ultimately realizes from the disposal of such securities and may vary significantly from the fair values presented.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  Theses standards require additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the fund has the ability to access.

Level 2 -
Observable inputs other than quoted priced included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$41,540,388	$877,500	$68,457	$42,486,345

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and country.

The following is a reconciliation for assets in which significant unobservable inputs (Level 3) were used in determining fair value:

InInvestment in Securities
Balance as of 12/31/10	$126,242
Change in unrealized appreciation/depreciation	(57,785)
Balance as of 06/30/11	$ 68,457

During the six months ended June 30, 2011, there were no transfers into or out of Levels 1 and 2.

Security Transactions and Dividends

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax  or excise provision is required.

Management has analyzed the Fund’s tax positions for each of the open tax years (2007 to 2009) and expected to be taken in the 2010 tax return, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns.  The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the six months ended June 30, 2011, there were no reclassifications.  These reclassifications have no effect on net assets or net asset value per share.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains or losses, are allocated to each class based upon its relative net assets on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund “supermarkets”. The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC ("CCM") provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. ("VAM"). CCM analyzes economic and market trends, periodically assesses the Fund’s investment policies and recommends changes regarding the policies to the Board where appropriate. CCM evaluates the performance of VAM in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, VAM is responsible for the day-to-day decision making with respect to the Fund’s investment program. VAM, with CCM’s oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.55%on the first $50 million in average daily net assets and 0.50% on average daily net assets in excess of $50 million of the investment advisory fees received by CCM.  VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund.  For the six months ended June 30, 2011, CCM earned $309,088 in advisory fees.  At June 30, 2011, CCM was due $50,490 from the Fund.

CCM contractually agreed to waive or limit its fees and to assume other operating expenses until August 31, 2009 so that the ratio of total annual operating expenses for the Fund's Class A Shares was limited to 2.75% and that the ratio of total annual operating expenses for the Fund's Class C Shares was limited to 3.50%. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above. The total amount of recoverable reimbursements as of June 30, 2011 was $41,887, which will expire December, 2012.

First Dominion Capital Corp. ("FDCC") acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund’s shares, FDCC receives a maximum deferred sales charge ("DSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a DSC will receive a lower redemption value per share. For the six months ended June 30, 2011, FDCC received $2,613 in underwriting fees and commissions and $28,383 in DSC fees relating to the distribution and redemption of certain Fund shares.

The Fund has adopted a Distribution Plan (the "Plan") for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares.  For the six months ended June 30, 2011, there were $59,572 in Class A 12b-1 expenses incurred.

The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. For the six months ended June 30, 2011, there were $8,984 in Class C 12b-1 and service fees incurred.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the average daily net assets of the Fund.  For the six months ended June 30, 2011, CSS earned $55,036 for its services, of which $4,081 was due at June 30, 2011. Additionally CSS received $3,713 of the $10,917 filing and registration fees for hourly services provided to the Fund.

Commonwealth Fund Services, Inc. ("CFSI") provides transfer and dividend disbursing agent services to the Fund. For the six months ended June 30, 2011, CFSI earned $61,518 for its services.

Certain officers and/or interested directors of the Fund are also officers and/or directors of VAM, FDCC, CSS, and CFSI.

NOTE 3 - INVESTMENTS

Purchases and sales of securities other than short-term notes aggregated $14,945,195 and $18,695,493 respectively, for the six months ended June 30, 2011.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  No distributions were paid during the six months ended June 30, 2011 or the year ended December 31, 2010 were as follows:

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Six months ended June 30, 2011
(unaudited)
Accumulated net investment income (loss)	$(242,618)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,592,183)
Net unrealized appreciation/depreciation of investments and foreign currency	4,244,631
Total	$ 1,409,830

As of June 30, 2011, the Fund has a capital loss carryforward of $5,884,369 available to offset future capital gains, if any.  To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.  This carryforward will expire as follows:

2016	$5,021,678
2017	862,691
$5,884,369

During 2010, the Fund utilized $7,043,152 of its capital loss carryforward.

As of June 30, 2011, cost for federal income tax purpose is $38,242,039 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$ 10,885,141
Gross unrealized depreciation	(6,640,835)
Net unrealized appreciation	$ 4,244,306

NOTE 5 - CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:

	Class A Shares		Class C Shares
	Six months Ended		Six months Ended
	June 30, 2011		June 30, 2011
	(unaudited)		(unaudited)
	Shares	Value	Shares	Value
Shares sold	247,816	$7,081,219	10,738	$289,319
Shares reinvested	-	-	-	-
Shares redeemed	(182,422)	(5,127,652)	(6,129)	(165,229)
Net increase (decrease)	65,394	$1,953,567	4,609	$124,090
	Class A Shares		Class C Shares
	Year ended		Year ended
	December 31, 2010		December 31, 2010
	Shares	Value	Shares	Value
Shares sold	388,656	$9,661,675	44,527	$1,047,775
Shares reinvested	-	-	-	-
Shares redeemed	(750,267)	(17,440,210)	(44,408)	(996,860)
Net increase (decrease)	(361,611)	$ (7,778,535)	119	$50,915

NOTE 6 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the balance sheet through the date on which these financial statements were issued.  Except as already included in the notes to these financial statements, no additional items require disclosure.

SUPPLEMENTAL INFORMATION (unaudited)
EASTERN EUROPEAN EQUITY FUND

SUPPLEMENTAL INFORMATION

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

EASTERN EUROPEAN EQUITY FUND

FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or deferred sales charges or redemption fees on certain redemptions made within 360 days of purchase of Class A shares and 2 years of purchase of Class C shares and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.   The example is based on an investment of $1,000 invested at the beginning of the period January 1, 2011 and held for the six months ended June 30, 2011.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), deferred sales charges or redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 through June 30, 2011
Actual	$1,000	$1,024.03	$13.25
Hypothetical (5% return before expenses)	$1,000	$1,011.80	$13.17

CLASS C	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 through June 30, 2011
Actual	$1,000	$1,020.68	$16.98
Hypothetical (5% return before expenses)	$1,000	$1,008.05	$16.88

* - Expenses are equal to the Fund’s annualized expense ratio of 2.64% for Class A and 3.39% for Class C, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The World Funds Inc.

By: /s/ John Pasco, III
John Pasco, III
Principal Executive Officer

Date:  September 7 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Karen Shupe
Karen Shupe
Principal Financial Officer

Date: September 7 2011